EXHIBIT 23

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company’s previously filed Registration Statement No. 333-16455, 333-16459, 333-36191 and 333-76420.

/s/ Arthur Andersen LLP

March 27, 2002